UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

BrightSpring Health Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 502 394-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Overview

On January 17, 2025, Res-Care, Inc. (“Res-Care”), a wholly owned subsidiary of BrightSpring Health Services, Inc. (the “Company”), certain other affiliated entities (the “Sellers” and, together with Res-Care, the “Seller Parties”), and the Company, entered into a Purchase Agreement (the “Agreement”) with National Mentor Holdings, Inc. (the “Purchaser”), pursuant to which Res-Care agreed to sell, transfer and assign to the Purchaser certain assets, equity interests and liabilities as set forth in the Agreement used primarily in the Company’s community living services, home and community based waiver programs, and intermediate care facilities (the “Business”) for $835 million, subject to typical adjustments for working capital and other customary items (collectively, the “Transaction”).

The Transaction is subject to customary closing conditions, including the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other antitrust laws. The Company expects the Transaction to close in the second half of 2025.

Representations, Warranties, Covenants and Agreements

The Agreement contains customary representations and warranties made by the Seller Parties and the Purchaser, all of which terminate at the closing. Purchaser has obtained a representation and warranty insurance policy (“R&W Insurance”) to provide coverage for breaches of representations and warranties of the Seller Parties, which is subject to certain exclusions, deductibles and other terms and conditions set forth therein. Except with respect to claims of fraud, the parties have agreed that the sole recourse for breaches of representations and warranties by the Seller Parties shall be under the R&W Insurance.

The parties have also agreed to comply with covenants during the interim period between the date of the Agreement and the date of the closing of the Transaction.

The Agreement provides that, for five years following the closing of the Transaction, the Seller Parties and their respective affiliates, will not engage in a business that is competitive with the Business. In addition, for two years following the closing of the Transaction, the Seller Parties and their respective affiliates will neither hire employees, nor solicit customers, suppliers or business relations of the Business.

The Agreement provides that at closing, and as a condition to the closing obligations of the parties, the parties and/or their affiliates will enter into certain ancillary agreements, including (i) a transition services agreement, pursuant to which, among other things, Res-Care and/or affiliates thereof will provide certain operational transition services to Purchaser for a period of time after the closing, and (ii) a management agreement, in order provide for continuity of operations of the Business and to support the orderly transfer of the applicable healthcare permits.

Pursuant to the Agreement, the Company has guaranteed the obligations of the Seller Parties thereunder.

Purchaser Financing

The Purchaser has obtained debt financing commitments for the purpose of financing the Transaction contemplated by the Agreement and paying related fees and expenses. However, the receipt of financing by the Purchaser is not a condition to the Purchaser’s obligation to complete the Transaction.

Termination

The Agreement contains certain termination rights customary for a transaction of this type, including if the closing has not occurred by October 14, 2025, subject to certain extensions agreed to by the parties.

The Agreement provides that upon termination of the Agreement under specified circumstances, Purchaser will be required to pay Res-Care a $35 million termination fee in cash. In addition, the Agreement provides for a $40 million termination fee payable to Res-Care in the event that the Agreement is terminated by either Buyer or Res-Care if certain antitrust approvals are not obtained.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

A copy of the Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Res-Care, the Sellers, the Company, the Purchaser, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Res-Care, the Sellers, the Company, the Purchaser, or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

In connection with the Agreement, the Company issued a press release on January 20, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1*

Purchase Agreement, dated January 17, 2025, by and among Res-Care, Inc., certain other affiliated entities, National Mentor Holdings, Inc., and BrightSpring Health Services, Inc. (solely for purposes of Section 5.24).

99.1	Press Release of BrightSpring Health Services, Inc., dated January 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules or similar attachments upon request by the SEC or its staff.

Cautionary Note Concerning Factors That May Affect Future Results

This Current Report on Form 8-K contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this report that are not statements of historical fact, including statements related to the expected timetable for closing the Transaction, including the satisfaction or waiver of closing conditions, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will,” “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. Forward-looking statements include all statements that are not statements of historical facts. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, any delays in receiving required regulatory approvals, the Company’s ability to retain and hire key personnel, the risk that disruption resulting from the Transaction may adversely affect the Company’s businesses and business relationships, including with employees and suppliers, or delays in satisfying other closing conditions and disruptions in the global credit and financial markets that could have a negative impact on the completion of the Transaction. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports. These forward-looking statements speak only as of the date of this report, and the Company does not assume any obligation to update or revise any forward-looking statement made in this report or that may from time to time be made by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

Date:	January 21, 2025	By:	/s/ Jennifer Phipps
		Name: Title	Jennifer Phipps Chief Accounting Officer